MUTUAL FUND CUSTODY AND
                              SERVICES AGREEMENT



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                              TABLE OF CONTENTS


SECTION                                                                  PAGE

DEFINITIONS..................................................................2
ARTICLE I - CUSTODY PROVISIONS...............................................4
   1. Appointment of Custodian...............................................4
   2. Custody of Cash and Securities.........................................5
   3. Settlement of FundTransactions.........................................9
   4. Lending of Securities..................................................9
   5. Persons Having Access to Assets of the Fund............................9
   6. Standard of Care; Limit of Custodial Responsibilities.................10
   7. Appointment of Subcustodians..........................................12
   8. Overdraft Facility and Security forPayment............................12
   9. Tax Obligations.......................................................12
ARTICLE II - FOREIGN CUSTODY MANAGER SERVICES...............................13
   1. Delegation............................................................13
   2. Changes to Appendix B.................................................13
   3. Reports toBoard.......................................................13
   4. Monitoring System.....................................................13
   5. Standard of Care......................................................14
   6. Use of Securities Depositories........................................14
ARTICLE III - Information Services..........................................15
   1.  Risk Analysis........................................................15
   2.  Monitoring of Securities Depositories................................15
   3.  Use of Agents........................................................15
   4.  Exercise of Reasonable Care..........................................15
   5.  Liabilities and Warranties...........................................15
ARTICLE IV - GENERAL PROVISIONS.............................................16
   1. Compensation..........................................................16
   2. Insolvency of Foreign Custodians......................................16
   3. Liability for Depositories............................................16
   4. Damages...............................................................16
   5. Indemnification; Liability of the Fund................................16
   6. Force Majeure.........................................................16
   7. Termination...........................................................17
   8. Books and Records.....................................................17
   9.  Miscellaneous........................................................18
APPENDIX A   List of Authorized Persons.....................................19
APPENDIX B   Selected Countries.............................................20
APPENDIX C   Self Custody Rider.............................................21



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                           MUTUAL FUND CUSTODY AND
                              SERVICES AGREEMENT


     This AGREEMENT is effective as of April 24, 2001, and is between Dreyfus Growth and Value Funds, Inc. (on behalf of the series listed on Schedule A attached hereto), a corporation organized under the laws of the State of Maryland (the "Fund"), having its principal office and place of business at 200 Park Avenue, New York New York 10166, and MELLON BANK, N.A. (the "Custodian"), a National Banking Association with its principal place of business at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.


                             W I T N E S S E T H:


     WHEREAS, the Fund and the Custodian desire to set forth their agreement with respect to the custody of the Fund's Securities and cash and the processing of Securities transactions;

     WHEREAS, the Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 to the Custodian as a Foreign Custody Manager (as defined in Rule 17f-5);

     WHEREAS, the Custodian agrees to accept such delegation with respect to Assets, including those held by Foreign Custodians in the Selected Countries; and

     WHEREAS, the Custodian meets the requirements of a Primary Custodian and agrees to perform the function of a Primary Custodian under Rule 17f-7;

     NOW THEREFORE, the Fund and the Custodian agree as follows:


DEFINITIONS

The following words and phrases, unless the context requires otherwise, shall have the following meanings:

     1. "ACT": the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, all as amended from time to time.

     2.   "AGREEMENT": this agreement and any amendments.

     3. "ASSETS": any of the Fund's investments, including foreign currencies and investments for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

     4. "AUTHORIZED PERSON": any person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board to give Instructions on behalf of the Fund, who is listed in the Certificate annexed hereto as APPENDIX A or such other Certificate as may be received by the Custodian from time to time.

     5. "BOARD": the Board of Directors (or the body authorized to exercise authority similar to that of the board of directors of a corporation) of the Fund.

     6. "BOOK-ENTRY SYSTEM": the Federal Reserve/Treasury book-entry system for United States and federal agency Securities, its successor or successors and its nominee or nominees.

     7. "BUSINESS DAY": each day on which the Fund is required to determine its net asset value, and any other day on which the Securities and Exchange Commission may require the Fund to be open for business.

     8. "CERTIFICATE": any notice, instruction or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, which is actually received by the Custodian and signed on behalf of the Fund by an Authorized Person.

     9. "COUNTRY RISK": all factors reasonably related to the systemic risk of holding assets in a particular country including, but not limited to, such country's financial infrastructure (including Securities Depositories), prevailing or developing custody and settlement practices and laws applicable to the safekeeping and recovery of Assets held in custody.

     10. "ELIGIBLE SECURITIES DEPOSITORY": the meaning of the term set forth in Rule 17f-7(b)(1).

     11. "FOREIGN CUSTODIAN": (a) a banking institution or trust company incorporated or organized under the laws of a country other than the United States, that is regulated as such by the country's government or an agency of the country's government; (b) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company; or (c) any entity other than a Securities Depository with respect to which exemptive or no-action relief has been granted by the Securities and Exchange Commission to permit it to hold Assets of a registered investment company. For the avoidance of doubt, the term "Foreign Custodian" shall not include Euroclear, Clearstream, or any other transnational system for the central handling of securities or equivalent book-entries regardless of whether or not such entities or their service providers are acting in a custodial capacity with respect to Assets, Securities or other property of the Fund.



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     12.  "INSTRUCTIONS":  directions and  instructions to the Custodian from an
          Authorized Person in writing by facsimile or electronic transmission subject to the Custodian's practices or any other method specifically agreed upon, provided that the Custodian may, in its discretion,
          accept  oral  directions  and  instructions   from  an  individual  it
          reasonably believes to be an Authorized Person and may require confirmation in writing.

     13.  "PRIMARY CUSTODIAN": the meaning set forth in Rule 17f-7(b)(2).

     14.  "PROSPECTUS":   the  Fund's   current   prospectus  and  statement  of
          additional information relating to the registration of the Fund's Shares under the Securities Act of 1933, as amended.

     15.  "RISK ANALYSIS": the analysis required under Rule 17f-7(a)(1)(i)(A).

     16.  "RULES  17F-4,  17F-5 AND  17F-7":  such  Rules as  promulgated  under
          Section 17(f) of the Act, as such rules (and any successor rules or regulations) may be amended from time to time.

     17. "SECURITY" or "SECURITIES": bonds, debentures, notes, stocks, shares, evidences of indebtedness, options, futures, warrants and other securities, commodities, interests and investments from time to time owned by the Fund.

     18.  "SECURITIES  DEPOSITORY":   a  system  for  the  central  handling  of
          securities as defined in Rule 17f-4.

     19. "SELECTED COUNTRIES": the jurisdictions listed on APPENDIX B as such may be amended from time to time in accordance with Article II.

     20.  "SHARES" shares of the Fund, however designated.

     21. "TRANSFER AGENT": the person which performs the transfer agent functions for the Fund.

     22.  "U.S. BANK": the meaning set forth in Rule 17f-5(a)(7).



                                  ARTICLE I

                              CUSTODY PROVISIONS

1.    APPOINTMENT OF CUSTODIAN.   The Board appoints the Custodian, and the
Custodian accepts such appointment, as custodian of all the Securities and monies at the time owned by or in the possession of the Fund during the period of this Agreement.

2.    CUSTODY OF CASH AND SECURITIES.

      (a) RECEIPT AND HOLDING OF ASSETS. The Fund will deliver or cause to be delivered to the Custodian all Securities and monies owned by it at any time during the period of this Agreement. The Custodian will not be responsible for such Securities and monies until actually received. The Custodian shall establish and maintain a separate account for the Fund and shall credit to the separate account all Securities and monies so received. The Board specifically authorizes the Custodian to hold Securities, Assets or other property of the Fund with any domestic subcustodian, or Securities Depository; and Foreign Custodians or Eligible Securities Depositories in the Selected Countries as provided in Article II. Securities and monies of the Fund deposited in a Securities Depository or Eligible Securities Depositories will be reflected in an account or accounts which include only assets held by the Custodian or a Foreign Custodian for its customers.

      (b) DISBURSEMENTS OF CASH AND DELIVERY OF SECURITIES. The Custodian shall disburse cash or deliver out Securities only for the purposes listed below. Instructions must specify or evidence the purpose for which any transaction is to be made and the Fund shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Fund.

               (1) In payment for Securities purchased for the Fund, upon receipt of such Securities in accord with market practice;

               (2) In payment of dividends or distributions with respect to Shares;

               (3)  In payment for Shares which have been redeemed by the Fund;

               (4)  In payment of taxes;

               (5) When Securities are called, redeemed, retired, or otherwise become payable;

               (6) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

               (7) Upon conversion of Securities pursuant to their terms into other securities;

               (8) Upon exercise of subscription, purchase or other similar rights represented by Securities;

               (9) For the payment of interest, management or supervisory fees, distributions or operating expenses;

               (10) In payment of fees and in  reimbursement of the expenses and liabilities of the Custodian attributable to the Fund;

               (11) In connection with any borrowings by the Fund or short sales of securities requiring a pledge of Securities, but only against receipt of amounts borrowed;

               (12) In connection  with any loans,  but only against  receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Fund;

               (13) For the  purpose  of  redeeming  Shares  of the Fund and the delivery to, or the crediting to the account of, the Custodian or the Fund's transfer agent, net amounts payable with respect to such Shares to be redeemed;

               (14) For the  purpose  of  redeeming  in kind  Shares of the Fund against delivery to the Custodian or the Transfer Agent of such Shares to be so redeemed;

               (15) For  delivery  in  accordance  with  the  provisions  of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund. The Custodian will act only in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper requests for such return;

               (16) For  spot  or  forward  foreign  exchange   transactions  to
                    facilitate   security   trading,   receipt  of  income  from
                    Securities or related transactions;

               (17) When  Securities  are sold by the Fund,  upon receipt of the total amount payable to the Fund therefore, in accord with market practice;

               (18) Upon the termination of this Agreement; and

               (19) Pursuant to a Certificate setting forth the name and address of the person to whom the payment is to be made, the account from which payment is to be made, the amount to be paid and the purpose for which payment is to be made, provided that in the event of disbursements pursuant to this paragraph 19 of Section 2(b), the Fund shall indemnify and hold the Custodian harmless from any claims or losses arising out of such disbursements in reliance on such Certificate.

          (c) ACTIONS WHICH MAY BE TAKEN WITHOUT INSTRUCTIONS. Unless an Instruction to the contrary is received, the Custodian shall:

               (1) Collect all income due or payable, provided that the Custodian shall not be responsible for the failure to receive payment of (or late payment of) distributions or other payments with respect to Securities or other property held in the account;

               (2) Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed, retired or otherwise become payable. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds or similar instruments which are owned by the Fund and held by the Custodian or its nominees where such dates are not published in sources routinely used by the Custodian. The Custodian shall have no responsibility or liability to the Fund for any loss by the Fund for any missed payments or other defaults resulting therefrom when information is not published in sources routinely used by the Custodian, unless the Custodian received timely notification from the Fund specifying the time, place and manner for the presentment of any such put bond owned by the Fund and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability for the accuracy or completeness of any notification the Custodian may furnish to the Fund with respect to put bonds or similar instruments;

               (3)  Surrender   Securities  in  temporary  form  for  definitive
                    Securities;

               (4) Hold directly, or through a Securities Depository with respect to Securities therein deposited, for the account of the Fund all rights and similar Securities issued with respect to any Securities held by the Custodian hereunder for the Fund;

               (5) Submit or cause to be submitted to Fund or its investment advisor, as designated by Fund, information actually received by the Custodian regarding ownership rights pertaining to property held for the Fund;

               (6) Deliver or cause to be delivered any Securities held for the Fund in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

               (7) Deliver Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by the Fund;

               (8) Deliver Securities owned by the Fund to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds or similar instruments which are owned by the Fund and held by the Custodian or its nominee where such dates are not published in sources routinely used by the Custodian. The Custodian shall have no responsibility or liability to the Fund for any loss by the Fund for any missed payment or other default resulting therefrom when information is not published in sources routinely used by the Custodian, unless the Custodian received timely notification from the Fund specifying the time, place and manner for the presentment of any such put bond owned by the Fund and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability to the Fund for the accuracy or completeness of any notification the Custodian may furnish to the Fund with respect to put bonds or similar investments;

               (9) Endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of the Fund; and

               (10) Execute  any  and  all   documents,   agreements   or  other
                    instruments as may be necessary or desirable for the accomplishment of the purposes of this Agreement.

          (d) CONFIRMATION AND STATEMENTS. Promptly after the close of business on each day, the Custodian shall furnish the Fund with confirmations and a summary of all transfers to or from the account of the Fund during the day. Where securities purchased by the Fund are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown in the Custodian's account on the books of a Securities Depository, the Custodian shall by book-entry or otherwise identify the quantity of those securities belonging to the Fund. At least monthly, the Custodian shall furnish the Fund with a detailed statement of the Securities and monies held for the Fund under this Agreement.

          (e) REGISTRATION OF SECURITIES. The Custodian is authorized to hold all Securities, Assets, or other property of the Fund in nominee name, in bearer form or in book-entry form. The Custodian may register any Securities, Assets or other property of the Fund in the name of the Fund, in the name of the Custodian, any domestic subcustodian, or Foreign Custodian, in the name of any duly appointed registered nominee of such entity, or in the name of a Securities Depository or its successor or successors, or its nominee or nominees. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of a Securities Depository, any Securities which it may hold for the account of the Fund and which may from time to time be registered in the name of the Fund.

          (f) SEGREGATED ACCOUNTS. Upon receipt of Instruction, the Custodian will, from time to time establish segregated accounts on behalf of the Fund to hold and deal with specified assets as shall be directed.

3.   SETTLEMENT OF FUND TRANSACTIONS.

     (a) CUSTOMARY PRACTICES. Settlement of transactions may be effected in accordance with trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Fund acknowledges that this may, in certain circumstances, require the delivery of cash or Securities (or other property) without the concurrent receipt of Securities (or other property) or cash. In such circumstances, the Custodian shall have no responsibility for nonreceipt of payments (or late payment) or nondelivery of Securities or other property (or late delivery) by the counterparty.

     (b) CONTRACTUAL INCOME. Unless the parties agree to the contrary, the Custodian shall credit the Fund; in accordance with the Custodian's standard operating procedure, with income and maturity proceeds on securities on contractual payment date, net of any taxes, or upon actual receipt. To the extent the Custodian credits income on contractual payment date, the Custodian may reverse such accounting entries with back value to the contractual payment date if the Custodian reasonably believes that such amount will not be received.

     (c) CONTRACTUAL SETTLEMENT. Unless the parties agree to the contrary, the Custodian will attend to the settlement of securities transactions in accordance with the Custodian's standard operating procedure, on the basis of either contractual settlement date accounting or actual settlement date accounting. To the extent the Custodian settles certain securities transactions on the basis of contractual settlement date accounting, the Custodian may reverse with back value to the contractual settlement date any entry relating to such contractual settlement if the Custodian reasonably believes that such amount will not be received.

4. LENDING OF SECURITIES. The Custodian may lend the assets of the Fund in accordance with the terms and conditions of a separate securities lending agreement.

5.    PERSONS HAVING ACCESS TO ASSETS OF THE FUND.

     (a) No trustee or agent of the Fund, and no officer, director, employee or agent of the Fund's investment adviser, of any sub-investment adviser of the Fund, or of the Fund's administrator, shall have physical access to the assets of the Fund held by the Custodian or be authorized or permitted to withdraw any investments of the Fund, nor shall the Custodian deliver any assets of the Fund to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund's investment adviser, with any sub-investment adviser of the Fund or with the Fund's administrator shall have access to the assets of the Fund.

     (b) Nothing in this Section 5 shall prohibit any duly authorized officer, employee or agent of the Fund, or any duly authorized officer, director, employee or agent of the investment adviser, of any sub-investment adviser of the Fund or of the Fund's administrator, from giving Instructions to the Custodian or executing a Certificate so long as it does not result in delivery of or access to assets of the Fund prohibited by paragraph (a) of this Section 5.

6.    STANDARD OF CARE; LIMIT OF CUSTODIAL RESPONSIBILITIES.

     (a) STANDARD OF CARE. In connection with its duties and responsibilities under this Article I, the Custodian shall not be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of the negligence or willful misconduct of the Custodian, its employees, agents or domestic subcustodians. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything reasonably done or omitted by it in conformity with such advice or opinion.

     (b) LIMIT OF DUTIES. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

          (1) The acts or omissions of any agent appointed pursuant to Instructions of the Fund or its investment advisor including, but not limited to, any broker-dealer or other entity to hold any Securities or other property of the Fund as collateral or otherwise pursuant to any investment strategy;

          (2) The validity of the issue of any Securities purchased by the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

          (3) The legality of the sale of any Securities by the Fund or the propriety of the amount for which the same are sold;

          (4) The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

          (5) The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

          (6) The legality of the declaration or payment of any distribution of the Fund;

          (7)  The  legality  of  any   borrowing  for  temporary  or  emergency
               purposes.

     (c) NO LIABILITY UNTIL RECEIPT. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Custodian actually receives and collects such money, directly or by the final crediting of the account representing the Fund's interest in the Book-Entry System or Securities Depository.

     (d) AMOUNTS DUE FROM TRANSFER AGENT. The Custodian shall not be required to effect collection of any amount due to the Fund from the Transfer Agent nor be required to cause payment or distribution by the Transfer Agent of any amount paid by the Custodian to the Transfer Agent.

     (e) COLLECTION WHERE PAYMENT REFUSED. The Custodian shall not be required to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until it shall be directed to take such action and it shall be assured to its satisfaction of reimbursement of its related costs and expenses.

     (f) NO DUTY TO ASCERTAIN AUTHORITY. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund are such as may properly be held by the Fund under the provisions of its governing instruments or Prospectus.

     (g) RELIANCE ON INSTRUCTIONS. The Custodian shall be entitled to rely upon any Certificate, Instruction, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be genuine and to be signed by an Authorized Person of the Fund. Where the Custodian is issued Instructions orally, the Fund acknowledges that if written confirmation is requested, the validity of the transactions or enforceability of the transactions authorized by the Fund shall not be affected if such confirmation is not received or is contrary to oral Instructions given. The Custodian shall be under no duty to question any direction of an Authorized Person, to review any property held in the Fund's account, to make any suggestions with respect to the investment of the Assets in the Fund's account, or to evaluate or question the performance of any Authorized Person. The Custodian shall not be responsible or liable for any diminution of value of any Securities or other property held by the Custodian, absent a breach of the Custodian's duties under this Agreement.



(PAGE)


     7. APPOINTMENT OF SUBCUSTODIANS. The Custodian is hereby authorized to appoint one or more domestic subcustodians (which may be an affiliate of the Custodian) to hold Securities and monies at any time owned by the Fund. The Custodian is also hereby authorized when acting pursuant to Instructions to: 1) place Assets with any Foreign Custodian located in a jurisdiction which is not a Selected Country and with Euroclear, Clearstream, or any other transnational depository; and 2) place Assets with a broker or other agent as subcustodian in connection with futures, options, short selling or other transactions. When acting pursuant to such Instructions, the Custodian shall not be liable for the acts or omissions of any subcustodian so appointed.

     8. OVERDRAFT FACILITY AND SECURITY FOR PAYMENT. In the event that the Custodian receives Instructions to make payments or transfers of monies on behalf of the Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient monies held by the Custodian on behalf of the Fund, the Custodian may, in its sole discretion, provide an overdraft (an "Overdraft") to the Fund in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by the Fund and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the Fund at a rate agreed upon from time to time, by the Custodian and the Fund or, in the absence of specific agreement, at such rate as charged to other customers of Custodian under procedures uniformly applied. The Custodian and the Fund acknowledge that the purpose of such Overdraft is to temporarily finance the purchase of Securities for prompt delivery in accordance with the terms hereof, to meet unanticipated or unusual redemptions, to allow the settlement of foreign exchange contracts or to meet other unanticipated Fund expenses. The Custodian shall promptly notify the Fund (an "Overdraft Notice") of any Overdraft. To secure payment of any Overdraft, the Fund hereby grants to the Custodian a continuing security interest in and right of setoff against the Securities and cash in the Fund's account from time to time in the full amount of such Overdraft. Should the Fund fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available cash in the Fund's account and to liquidate Securities in the account as necessary to meet the Fund's obligations under the Overdraft. In any such case, and without limiting the foregoing, the Custodian shall be entitled to take such other actions(s) or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the Massachusetts Uniform Commercial Code or any other applicable law.

     9. TAX OBLIGATIONS. For purposes of this Agreement, "Tax Obligations" shall mean taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties, additions to tax and other related expenses. To the extent that the Custodian has received relevant and necessary information with respect to the Fund's account, the Custodian shall perform the following services with respect to Tax Obligations:

     a. the Custodian shall file claims for exemptions or refunds with respect to withheld foreign (non-U.S.) taxes in instances in which such claims are appropriate;

     b. the Custodian shall withhold appropriate amounts, as required by U.S. tax laws, with respect to amounts received on behalf of nonresident aliens; and

     c. the Custodian shall provide to the Fund or an Authorized Person such information received by the Custodian which could, in the Custodian's reasonable belief, assist the Fund or the Authorized Person in the submission of any reports or returns with respect to Tax Obligations. The Fund shall inform the Custodian in writing as to which party or parties shall receive information from the Custodian.

     The Custodian shall provide such other services with respect to Tax Obligations, including preparation and filing of tax returns and reports and payment of amounts due (to the extent funded), as requested by the Fund and agreed to by the Custodian in writing. The Custodian shall have no independent obligation to determine the existence of any information with respect to, or the extent of, any Tax Obligations now or hereafter imposed on the Fund or its account by any taxing authority. Except as specifically provided herein or agreed to in writing by the Custodian, the Custodian shall have no obligations or liability with respect to Tax Obligations, including, without limitation, any obligation to file or submit returns or reports with any taxing authorities.

      In making payments to service providers pursuant to Instructions, the Fund acknowledges that the Custodian is acting as a paying agent and not as the payor, for tax information reporting and withholding purposes.


                                  ARTICLE II

                       FOREIGN CUSTODY MANAGER SERVICES

1. DELEGATION. The Board delegates to the Custodian, and the Custodian hereby agrees to accept, responsibility as the Fund's Foreign Custody Manager for selecting, contracting with and monitoring Foreign Custodians in Selected Countries set forth in Appendix B (except as noted therein) in accordance with Rule 17f-5(c).


2. CHANGES TO APPENDIX B. Appendix B may be amended from time to time to add or delete jurisdictions by written agreement signed by an Authorized Person of the Fund and the Custodian, but the Custodian reserves the right to delete jurisdictions upon reasonable notice to the Fund.

3. REPORTS TO BOARD. Custodian shall provide written reports notifying the Board of the placement of Assets with a particular Foreign Custodian.
Such reports shall be provided to the Board quarterly, except as otherwise agreed by the Custodian and the Fund. The Custodian shall promptly notify the Board, in writing, of any material change in Fund's foreign custody arrangements.

4. MONITORING SYSTEM. In each case in which the Custodian has exercised delegated authority to place Assets with a Foreign Custodian, the Custodian shall monitor the appropriateness of maintaining the Assets with such Foreign Custodian, and the performance of the Foreign Custodian under its contract with the Custodian, in accordance with Rule 17f-5(c)(3). The Custodian will notify the Fund as soon as possible if an arrangement with a Foreign Custodian no longer meets the requirements of Rule 17f-5, so that the Fund may withdraw its Assets in accordance with Rule 17f-5(c)(3)(ii).

5. STANDARD OF CARE; INDEMNITY. In exercising the delegated authority under this Article of the Agreement, the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Assets would exercise in like circumstances. Contracts with Foreign Custodians shall comply with Rule 17f-5(c)(2), and provide for reasonable care for Assets based on the standards applicable to Foreign Custodians in the Selected Country. In making this determination, the Custodian shall consider the factors set forth in Rule 17f-5(c)(1). In addition, the Custodian shall hold the Fund harmless from, and indemnify the Fund against, any loss, action, claim, demand, expense and proceeding, including counsel fees, that occurs as a result of the failure of any Foreign Custodian to exercise reasonable care with respect to the safekeeping of Securities and monies of the Fund. Notwithstanding the generality of the foregoing, however, the Custodian shall not be liable for any losses resulting from Country Risk.

6. USE OF SECURITIES DEPOSITORIES. In exercising its delegated authority, Custodian may assume, unless instructed in writing to the contrary, that the Board or the Fund's investment adviser has determined, pursuant to Rule 17f-7, to place and maintain foreign assets with any Securities Depository as to which the Custodian has provided the Fund with a Risk Analysis.




                    [BALANCE OF PAGE INTENTIONALLY BLANK]




(PAGE)


                                 ARTICLE III

                             INFORMATION SERVICES

1. RISK ANALYSIS. The Custodian will provide the Fund with a Risk Analysis with respect to Securities Depositories operating in the countries listed in Appendix B. If the Custodian is unable to provide a Risk Analysis with respect to a particular Securities Depository, it will notify the Fund. If a new Securities Depository commences operation in one of the Appendix B countries, the Custodian will provide the Fund with a Risk Analysis in a reasonably practicable time after such Securities Depository becomes operational. If a new country is added to Appendix B, the Custodian will provide the Fund with a Risk Analysis with respect to each Securities Depository in that country within a reasonably practicable time after the addition of the country to Appendix B.

2. MONITORING OF SECURITIES DEPOSITORIES. The Custodian will monitor, on a continuing basis, the custody risks associated with maintaining assets with each Securities Depository for which it has provided the Fund with a Risk Analysis, as required under Rule 17f-7. The Custodian will promptly notify Fund or its investment adviser of any material change in these risks, or if the custody arrangements with a Securities Depository may no longer meet the requirements of Rule 17f-7.

3. USE OF AGENTS. Subject to its standard of care in Section 4, below, The Custodian may employ agents, including, but not limited to Foreign Custodians, to perform its responsibilities under Sections 1 and 2 above.

4. EXERCISE OF REASONABLE CARE. The Custodian will exercise reasonable care, prudence, and diligence in performing its responsibilities under this
Article III. With respect to the Risk Analyses provided or monitoring performed by an agent, the Custodian will exercise reasonable care in the selection of such agent, and shall be entitled to rely upon information provided by agents so selected in the performance of its duties and responsibilities under this Article III, unless the Custodian knows or should have known such information to be incorrect, incomplete or misleading.

      5.    LIABILITIES  AND   WARRANTIES.   While  the  Custodian  will  take
reasonable precautions to ensure that information provided is accurate, the Custodian shall have no liability with respect to information provided to it by third parties, unless the Custodian knows or should have known such information to be incorrect, incomplete or misleading. Except as provided, due to the nature and source of information, and the necessity of relying on various information sources, most of which are external to the Custodian, the Custodian shall have no liability for direct or indirect use of such information.


                                 ARTICLE IV

                              GENERAL PROVISIONS

1.    COMPENSATION.

     (a) The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees, including out of pocket disbursements, set forth in a separate Fee Schedule, which schedule may be modified by the Custodian upon not less than sixty days prior written notice to the Fund. The Custodian shall also be entitled to reimbursement from the Fund for the amount of any loss, damage, liability or expense incurred with respect to the Fund, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement.

     (b) The Custodian will bill the Fund as soon as practicable after the end of each calendar month. The Fund will promptly pay to the Custodian the amount of such billing.

     (c) If not paid timely by the Fund, and unless otherwise reasonably disputed by the Fund, the Custodian may charge against assets held on behalf of the Fund compensation and any expenses incurred by the Custodian in the performance of its duties pursuant to this Agreement.

2. INSOLVENCY OF FOREIGN CUSTODIANS. The Custodian shall be responsible for losses or damages suffered by the Fund arising as a result of the insolvency of a Foreign Custodian only to the extent that the Custodian failed to comply with the standard of care set forth in Article II with respect to the selection and monitoring of such Foreign Custodian.

3. LIABILITY FOR DEPOSITORIES. The Custodian shall not be responsible for any losses resulting from the deposit or maintenance of Securities, Assets or other property of the Fund with a Securities Depository. Nothing in this provision shall preclude damages for a breach of duties under Article III.

4. DAMAGES. The Custodian shall not be liable for any indirect, consequential or special damages with respect to its role as Foreign Custody Manager, Custodian or information vendor, except as may arise from its bad faith or willful misconduct in performing its responsibilities hereunder.

5. LIABILITY OF THE FUND. The Fund and the Custodian agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund individually, but are binding only upon the assets and property of the Fund.

6. FORCE MAJEURE. The Custodian shall not be liable for any losses resulting from or caused by events or circumstances beyond its reasonable control, including, but not limited to, losses resulting from nationalization, strikes, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or any other similar event.

7.    TERMINATION.

     (a) Either party may terminate this Agreement by giving the other party two hundred seventy (270) days notice in writing, specifying the date of such termination. In the event notice is given by the Fund, it shall be accompanied by a Certificate evidencing the vote of the Fund's Board to terminate this Agreement.

     (b) The Fund shall, on or before a specified termination date, deliver to the Custodian a Certificate evidencing the vote of the Board designating a successor custodian. In the absence of such designation, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the Act, or the Fund. If both the Custodian and the Fund fail to designate a successor custodian, the Fund shall, upon the date specified in the notice of termination, and upon the delivery by the Custodian of all Securities and monies then owned by the Fund, be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities under this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund.

     (c) Upon termination of the Agreement, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, deliver to the successor all Securities and monies then held by the Custodian on behalf of the Fund, after deducting all fees, expenses and other amounts owed which have not been reasonably disputed.

     (d) In the event of a dispute following the termination of this Agreement, all relevant provisions shall be deemed to continue to apply to the obligations and liabilities of the parties with respect thereto.

8. BOOKS AND RECORDS. The books and records pertaining to the Fund which are in the possession of the Custodian shall be the property of the Fund. (The Custodian may, however, to the extent required by law or regulation retain copies of the same if the Fund requests the return of its books and records.) Such books and records shall be prepared and maintained as required by the Act, and other applicable securities laws, rules and regulations. Such books and records shall be open to inspection and audit at reasonable times by officers and auditors employed by the Fund at its own expense and with prior written notice to the Custodian, and by the appropriate employees of the Securities and Exchange Commission.

9.    MISCELLANEOUS.

     (a) APPENDIX A is a Certificate signed by the Secretary of the Fund setting forth the names and the signatures of Authorized Persons. The Fund shall furnish a new Certificate when the list of Authorized Persons is changed in any way. Until a new certification is received, the Custodian shall be fully protected in acting upon Instructions from Authorized Persons as set forth in the last delivered Certificate.

     (b) Any required written notice or other instrument shall be sufficiently given if addressed to the Custodian or the Fund as the case may be and delivered to it at its offices at:

                       The Custodian:

                       Boston Safe Deposit and Trust Company
                       135 Santilli Highway
                       Everett, Massachusetts  02149
                       Attn: Kelly Morgan

                       The Fund:
                       200 Park Avenue
                       New York, New York 10166
                       Attn: Jim Windels

            or at such other place as the parties may from time to time designate to the other in writing.

      (c) This Agreement may not be amended or modified except by a written agreement executed by both parties.

      (d) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund authorized or approved by a vote of the Board, provided, however, that the Custodian may assign the Agreement or any function thereof to any corporation or entity which directly or indirectly is controlled by, or is under common control with, the Custodian and any other attempted assignment without written consent shall be null and void.

      (e) Nothing in this Agreement shall give or be construed to give or confer upon any third party any rights hereunder.

      (f) The Custodian represents that it is a U.S. Bank within the meaning of paragraph (a)(7) of Rule 17f-5.

      (g) The Fund acknowledges and agrees that, except as expressly set forth in this Agreement, the Fund is solely responsible to assure that the maintenance of the Fund's Securities and cash hereunder complies with applicable laws and regulations, including without limitation the Act and the rules and regulations promulgated thereunder and applicable interpretations thereof or exemptions therefrom. The Fund represents that it has determined that it is reasonable to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement.

      (h) This Agreement shall be construed in accordance with the laws of The Commonwealth of Pennsylvania.

      (i) The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      (j) Each party represents to the other that it has all necessary power and authority, and has obtained any consent or approval necessary, to permit it to enter into and perform this Agreement and that this Agreement does not violate, give rise to a default or right of termination under or otherwise conflict with, any applicable law, regulation, ruling, decree or other governmental authorization or any contract to which it is a party or by which any of its assets is bound.

      (k) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

                            DREYFUS GROWTH AND VALUE FUNDS, INC.
                            (on behalf of the series listed on Schedule A)

                            By:
                                    ------------------------
                            Name:   Steven F. Newman
                            Title:  Assistant Secretary

                            MELLON BANK, N.A.

                            By:
                                    ------------------------
                            Name:
                            Title:


(PAGE)


                                   APPENDIX B
                               SELECTED COUNTRIES

            Argentina                           Luxembourg
            Australia                           Malaysia
            Austria                             Mauritius
            Bangladesh                          Mexico
            Belgium                             Morocco
            Bermuda                             Namibia
            Bolivia                             The Netherlands
            Botswana                            New Zealand
            Brazil                              Norway
            Canada                              Pakistan
            Chile                               Panama
            China/Shenzhen                      Peru
            China/Shanghai                      The Philippines
            Colombia                            Poland
            Costa Rica*                         Portugal
            Croatia                             Romania
            Czech Republic                      Russia*
            Denmark                             Singapore
            Ecuador                             Slovakia
            Egypt                               Slovenia
            Estonia*                            South Africa
            Finland                             Spain
            France                              Sri Lanka
            Germany                             Sweden
            Ghana                               Switzerland
            Greece                              Taiwan
            Hong Kong                           Thailand
            Hungary                             Trinidad*
            India                               Tunisia*
            Indonesia                           Turkey
            Ireland                             United Kingdom
            Israel                              Uruguay
            Italy                               Venezuela
            Japan                               Vietnam
            Jordan                              Zambia
            Kenya                               Zimbabwe
            Korea, Republic of

"*Note, Custodian will not act as a Foreign Custody Manager with respect to assets held in this country. Holding assets and use of Mellon's usual subcustodian in this country is subject to Instructions by the Fund and its execution of a separate letter-agreement pertaining to custody and market risks."


(PAGE)


                                  APPENDIX C

                              SELF CUSTODY RIDER


Notwithstanding any other provisions of this Agreement to the contrary, the following provisions shall apply to this Agreement as being subject to Rule 17f-2 under the Act.

1. PHYSICAL SEPARATIONS OF SECURITIES. Except as permitted by Rule 17f-2 or Rule 17f-4, the Custodian shall hold all Securities deposited with it physically segregated at all times from those of any other person.

2. ACCESS TO SECURITIES. Except as otherwise provided by law, no person shall be authorized or permitted to have access to the Securities deposited with the Custodian except pursuant to a Board resolution.
      Each such resolution shall designate not more than five persons who shall be either officers or responsible employees of the Fund and shall provide that access to such investments shall be had only by two or more such persons jointly, at least one of whom shall be an officer; except that access to such investments shall be permitted (1) to properly authorized officers and employees of the Custodian and (2) to the Fund's independent public accountant jointly with any two persons so designated or with such officer or employee of the Custodian.

3. DEPOSITS AND WITHDRAWALS. Each person when depositing such securities or similar investments in or withdrawing them from a Securities Depository or when ordering their withdrawal and delivery from the safekeeping of the Custodian, shall comply with the requirements of Rule 17f-2(e).

4. EXAMINATION. The Fund shall comply with the requirements of Rule 17f-2(f) with regard to examinations by an independent public accountant.

Acknowledged:


----------------------------                    ---------------------------
Fund                                            Custodian



(PAGE)





                                  SCHEDULE A





                  Dreyfus Growth and Value Funds, Inc.
                  -  Dreyfus Aggressive Growth Fund
                  -  Dreyfus Emerging Leaders Fund
                  -  Dreyfus Large Company Value Fund
                  -  Dreyfus MidCap Value Fund
                  -  Dreyfus Mid Cap Value Plus Fund
                  -  Dreyfus Small Company Value Fund
                  -  Dreyfus Premier Technology Growth Fund
                  -  Dreyfus Premier Future Leaders Fund
                  -  Dreyfus Premier Strategic Value Fund
                  -  Dreyfus Premier Structured Mid Cap Fund
                  -  Dreyfus Premier Growth Fund
                  -  Dreyfus Premier Future Leaders Fund 2



                             AMENDMENT


      Amendment made as of May 30, 2003 to those certain Custody Agreements between each Fund in the Dreyfus Family of Funds listed on Schedule I hereto (each a " Fund") and The Bank of New
York ("Custodian")   (each such Custody Agreement hereinafter
referred to as the "Custody Agreement."). Capitalized terms used but not defined herein shall have the meanings given them in the Custody Agreement.



      1. Please be advised that the Fund has appointed Mellon Bank, N.A. as its agent ("Agent") to lend Securities from any of the Account(s) maintained by Custodian for the Fund. Third Party International Lending Operational Procedures governing the responsibilities of the Custodian and the Agent in connection with the securities lending transactions contemplated herein, including without limitation Custodian's deadlines for receipt of instructions, are attached hereto.


      2. It is understood and agreed that Custodian shall not have any responsibility for collateral management in connection with securities loan transactions hereunder. Agent will be solely responsible for collecting collateral in connection with transactions initiated by Agent. Agent may instruct Custodian to receive collateral into the Account, or if the Fund desires, Custodian will establish and maintain a collateral account (also referred to herein as an "Account") to which collateral may be deposited, subject to execution and delivery to Custodian of such agreements as it may require.


      3. The Fund shall cause Agent to furnish to Custodian a Certificate of Authorized Persons (including specimen signatures) identifying all of Agent's officers and employees authorized to give Oral or Written Instructions with respect to the Account(s). Upon Custodian's receipt of such Certificate, Agent and all such officers and employees shall be deemed to be Authorized Persons. The Fund hereby authorizes and directs Custodian, and it shall be Custodian's responsibility, to follow Agent's Oral or Written Instructions concerning the transfer of Securities and/or collateral to or from the Account(s), whether or not such transfers are against receipt of payment. Custodian shall comply with Agent's Oral or Written Instructions on the Business Day such instructions are received; provided they are received prior to Custodian's deadlines for the same-day processing of such instructions; and provided further, that such instructions conform to Custodian's data specifications. Custodian shall have no responsibility to deliver any Security pursuant to Agent's Oral or Written Instructions if such Security is subject to a pending settlement instruction. Custodian shall be entitled to rely upon any Oral or Written Instructions from Agent without inquiry, and shall have no duty to monitor any transactions initiated by Agent in connection herewith. Agent must notify Custodian specifically regarding any partial securities loan closing. Custodian shall have no responsibility or liability whatsoever as a result of the occurrence of any failed transaction due to a failure by Agent to comply with Custodian's trade instruction requirements, including without limitation, Custodian's published cut-off times for receipt of instructions.


      4. Custodian shall furnish to Agent on each Business Day a report listing all Securities and funds then held in the Account(s), pending settlement instructions (if any) with respect to such Securities, and such other reports as the Fund and Custodian shall agree. All reports sent to Agent shall be in such format as Agent and Custodian shall agree. The Fund shall be solely responsible for instructing Agent to recall any Security on loan if required in order to settle a trade. Custodian shall have no responsibility or liability in connection with any failed settlement due to a failure by the Fund or Agent to cause the timely return of any Security on loan.


      5. The Fund will receive corporate action notifications from Custodian, provided however, that in order to receive such notifications in connection with non-U.S. Securities, the Fund must assure that at least one share/one unit of its position in the relevant non-U.S. Securities remains held in custody with Custodian. The Fund must advise Custodian of the action to be taken on its position by the deadlines established by Custodian, provided however, that Custodian will process such corporate action instructions only for the Securities that remain in the Account. It shall be the Fund's responsibility to advise Agent of the action it has elected for Securities on loan. If the Fund's election results in its right to receive any proceeds (cash or securities) with respect to the loaned position, either the Fund or Agent must advise Custodian of this event. Custodian shall have no responsibility or liability in the event of any discrepancy between the corporate action election delivered to Custodian and that delivered to Agent. The Fund understands and agrees that Custodian will not provide proxy services on loaned Securities. If the Fund wishes to vote on a loaned position, it must instruct the Agent to recall Securities from loan prior to the record date. The Fund may receive reminders from Custodian on elective events for positions out on loan even though voting instructions for such positions must be sent directly to Agent.


      6. Custodian will post income for positions subject to securities loan transactions hereunder in accordance with
Custodian's standard income pre-post schedule. If Custodian does not receive income payment within two Business Days, it may, in its discretion, reverse the income posting. The Fund shall assume all risks associated with fluctuations in exchange rates if the funds are converted from the posting currency. Custodian shall not have any responsibility for the collection of any income due but not received for positions out-on-loan over the "ex" date or record date of the position, but will notify the Fund of such occurrences in the form of a reversal of the pre-posted income.



      7. It is understood and agreed that any service level description contained in the Third Party International Lending Operational Procedures is simply a narrative description of the services and of the level of performance Custodian shall endeavor to achieve. Notwithstanding any service level or objective specified in such service level description, for purposes of the Custody Agreement, Custodian's failure to meet any performance objective shall not per se constitute negligence or a breach of the Custody Agreement nor constitute an inference of the foregoing, provided that nothing herein contained shall preclude the Fund from introducing evidence of Custodian's performance in an effort to prove negligence or breach of the Custody Agreement.


8. The Fund understands and agrees that Custodian shall not be responsible for any tax reclaims that are due on Securities in securities loan transactions hereunder. It is the responsibility of Agent to collect any tax benefits that may be due to the Fund in connection with any such transaction.


      9. All overdrafts and indebtedness in connection with the Account(s) shall be subject to the terms and conditions of the Custody Agreement. Any account established pursuant to Section 2 hereof shall be deemed to be an Account for such purposes.


      10. The Fund may rescind the authority granted to Agent hereby at any time upon two Business Day's prior written notice to Custodian.


      11. Except as provided herein, the Custody Agreement shall remain in full force and effect. This Amendment shall control when there are differences with the Custody Agreement.


                                    THE FUNDS LISTED ON SCHEDULE I



                                    By
                                        ______________________________

                                    Title:
                                    Date :


ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK


By ______________________

Title:

Date:





seclendauth
(04/03)


(PAGE)



                            SCHEDULE I





Dreyfus Growth and Value Funds, Inc.
      Dreyfus Premier International Value Fund
Dreyfus International Funds, Inc.
      Dreyfus Premier Emerging Markets Fund
Dreyfus Investment Portfolios
      Emerging Markets Portfolio
      Founders International Equity Portfolio
      Founders Passport Portfolio
      Japan Portfolio
Dreyfus Premier Equity Funds, Inc.
      Dreyfus Premier Developing Markets Fund
Dreyfus Premier International Funds, Inc.
      Dreyfus Premier European Equity Fund
      Dreyfus Premier Greater China Fund
      Dreyfus Premier International Growth Fund
      Dreyfus Premier Japan Fund
Dreyfus Premier Value Equity Funds
      Dreyfus Premier International Opportunities Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Variable Investment Fund
      International Equity Portfolio
      International Value Portfolio
      Special Value Portfolio


(PAGE)



     THIRD PARTY INTERNATIONAL LENDING OPERATIONAL PROCEDURES


These Third Party International Lending Operational Procedures (the "Procedures") are designed to formalize the level of service that The Bank of New York (the "Custodian") will provide to the Funds Listed on Schedule I hereto (collectively the "Client") in connection with the third party securities lending program Client has established with Mellon Bank, N.A., as Client's agent (the "Agent"). The information contained herein is intended to describe generally the performance objectives of the parties for agent lending in the ordinary course of business, and Custodian's failure to meet any performance objective shall not per se constitute negligence or a breach of Custodian's obligations pursuant to the Custody Agreement, nor shall such failure constitute an inference of the foregoing, provided that nothing herein contained shall preclude Client from introducing evidence of Custodian's performance in an effort to prove negligence or breach of the Custody Agreement.

These Procedures are based on the assumption that securities are held and settled in their domestic market.

1.    LENDING RELATIONSHIP PROFILE
The Agent  will  instruct  the  Custodian  to deliver  and  receive
international   securities  free  of  payment  in  connection  with
securities lending activities for the Client.

Based on the Agent's instructions, the Custodian will relay instructions to its local clearing agent to deliver or receive securities free of payment from the Borrower's local clearing agent.

2.    ASSET TYPES
This document refers only to the lending of international securities. Separate procedures are required for the lending of U.S. Securities.

3.    RELATIONSHIP CONTACTS
Listed below are team members for Client's lending program with the Custodian and the Agent who will be responsible for only international portfolios listed in Section 4 below. An authorized signature list is further attached as Exhibit A-A.

      3.1 CUSTODIAN CONTACTS


-------------------------------------------------------------------
                      I. CLIENT SERVICE TEAM
-------------------------------------------------------------------
-------------------------------------------------------------------
BNY LOCATION   NAME   DEPT. PHONE   FAX   EMAIL
-------------------------------------------------------------------
-------------------------------------------------------------------
  New York   Terence  Mutual212-437-212-437-660TZAINO@BANKOFNY.COM
 100 Church     Zaino Funds
    St.               Custody
NY NY 10286
-------------------------------------------------------------------
-------------------------------------------------------------------
             Shirley  Mutual212-437-212-437-660schieu@bankofny.com
                Chieu Funds
                      Custody
-------------------------------------------------------------------
-------------------------------------------------------------------
             Alex     Mutual212-437-212-437-6asburbano@bankofny.com
              Burbano Funds
                      Custody
-------------------------------------------------------------------





-------------------------------------------------------------------
                     II. CORPORATE ACTION TEAM
-------------------------------------------------------------------
-----------------------------------------------------------------
BNY LOCATION   NAME   DEPT. PHONE     FAX     EMAIL
-----------------------------------------------------------------
-----------------------------------------------------------------
Brussels     Joseph         011-322-54322096
             Cully                    502     JCULLY@BANKOF
                                      0140    NY.COM
                                              BRUCALENDING@BANKOFny.com


-----------------------------------------------------------------
-----------------------------------------------------------------
             Laurent        X8032     322     LHUBAUT@BANKOFNY.COM
             Hubaut                   502     BRUCALENDING@BANKOFNY.COM
                                      0140
-----------------------------------------------------------------
-----------------------------------------------------------------
             Veronique      X8411     322     VPEETERS@BANKOFNY.COM
             Peeters                  502     BRUCALENDING@BANKOFNY.COM
                                      0140
-----------------------------------------------------------------
-----------------------------------------------------------------
Escalation   Pida           X8574     322
             Sambwa                   502     PSAMBWA@BANKOFNY.COM
                                      0140
-----------------------------------------------------------------
-----------------------------------------------------------------
Manager      Stephanie      X8993     322     SKEPPENNE@BANKOFNY.COM
             Keppenne                 502
                                      0140
-----------------------------------------------------------------
-----------------------------------------------------------------
             Gael                     322    GNICORA@BANKOFNY.COM
             Nicora   X8093           502
                                      0140
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------




-------------------------------------------------------------------
                         III. INCOME TEAM
-------------------------------------------------------------------
------------------------------------------------------------------
BNY LOCATION   NAME    DEPT. PHONE     FAX    EMAIL
------------------------------------------------------------------
------------------------------------------------------------------
New York     Maria           212-437-7804     mareyes@bankofny.com
             Reyes
------------------------------------------------------------------
------------------------------------------------------------------
New York     Orlando         212-437-3469     OQuintero@bankofny.com
             Quintero
------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------





      3.2 AGENT CONTACTS

Contact for Dreyfus Non US Lending with Bank of New York

Trading

-----------------------------------------------------------------
Name           Phone         Fax       Email
-----------------------------------------------------------------
-----------------------------------------------------------------
Robert Dumont  412-236-5600  412-236-80BOB.DUMONT@ABNAMROMELLON.COM

-----------------------------------------------------------------
-----------------------------------------------------------------
Michael        412-236-5595  412-236-80MICHAEL.RUGGIERO@ABNAMROMELLON.COM
Ruggiero
-----------------------------------------------------------------
-----------------------------------------------------------------
Michael        412-236-4955  412-236-80MICHAEL.MAYFIELD@ABNAMROMELLON.COM
Mayfield
-----------------------------------------------------------------
-----------------------------------------------------------------
Rob Coxon      00 44 207     00 44     ROBERT.COXON@ABNAMROMELLON.COM
               623 0867      207 975
                             1101

-----------------------------------------------------------------
-----------------------------------------------------------------
Mark Verrell   00 44 207     00 44     MARK.VERRELL@ABNAMROMELLON.COM
               623 0927      207 975
                             1101

-----------------------------------------------------------------
-----------------------------------------------------------------
Daniel O'Brart 00 44 207     00 44     DANIEL.O'BRART@ABNAMROMELLON.COM
               623 0922      207 975
                             1101

-----------------------------------------------------------------
-----------------------------------------------------------------
Amy Marsden    00 44 207     00 44     AMY.MARSDEN@ABNAMROMELLON.COM
               623 0927      207 975
                             1101

-----------------------------------------------------------------
-----------------------------------------------------------------
Mark           00 44 207     00 44     MARK.NIGHTINGALE@ABNAMROMELLON.COM
Nightingale    623 0922      207 975
                             1101

-----------------------------------------------------------------
-----------------------------------------------------------------
Johnathan      00 44 207     00 44     JONATHAN.JOHNSTONE@ABNAMROMELLON.COM
Johnstone      623 0868      207 975
                             1101

-----------------------------------------------------------------

Operations

-----------------------------------------------------------------
Name            Phone        Fax        Email
-----------------------------------------------------------------
-----------------------------------------------------------------
Curtis Walbert  412-236-5609 412-236-475WALBERT.CS@MELLON.COM

-----------------------------------------------------------------
-----------------------------------------------------------------
Susan Singer    412-236-5608 412-236-475SINGER.SL@MELLON.COM

-----------------------------------------------------------------
-----------------------------------------------------------------
Craig Thomas    412-236-5607 412-236-475THOMAS.CH@MELLON..COM

-----------------------------------------------------------------
-----------------------------------------------------------------
Barb Dixon      412-234-7477 412-236-475DIXON.BK@MELLON.COM

-----------------------------------------------------------------
-----------------------------------------------------------------
Jay Howell      412-236-5616 412-236-475HOWELL.JR@MELLON.COM

-----------------------------------------------------------------

Escalation Operations Management

-----------------------------------------------------------------
Name            Phone        Fax        Email
-----------------------------------------------------------------
-----------------------------------------------------------------
Debra Gathers   412-236-6066 412-236-616GATHERS.DL@MELLON.COM

-----------------------------------------------------------------
-----------------------------------------------------------------
Janet           412-234-3863 412-236-616CHOLEWINSKI.JD@EMLLON.COM
Cholewinski
-----------------------------------------------------------------



4.    SECURITIES AVAILABLE FOR LOAN AND PORTFOLIO PARTICIPATION
        LIST

Securities available for loan as of the close of business will be transmitted via SWIFT or will be available via Custodian's INFORM system by the Agent every morning at 4 AM EST. This data will also include positions that the Custodian reflects as being on-loan. Both available and on-loan positions will be settlement-dated positions.









5.    TRANSMISSION OF LENDING AGENT INSTRUCTIONS
All instructions from the Agent will also include information on local clearing agent information for the borrowing counterparty.

The Custodian will be responsible for providing its local clearing agent with information required to deliver and receive securities to and from the borrower counterparty, after receiving the Agent's instructions.

Custodian requires delivery instructions on all trades.
Forms of transmission will be as follows:


      5.1. PRIMARY METHOD

The Agent will transmit its instructions to the Custodian using FTP (SWIFT 15022 format), SWIFT platform or facsimile.

All transmission of instructions (electronic or otherwise) will contain the following data elements to ensure timely, accurate processing of the transactions by the Custodian.

-     Trade Date
-     Transaction Type (Delivery or Receipt)
-     Custodian account number
-     Security ID
-     Quantity
-     Settlement Date
-     Lending Reference Number
-     Clearing Broker Information

Transmissions will be sent according to the addresses as set forth in Section 3


      5.2. SECONDARY METHOD
If the primary method of communication is unavailable, the Agent will transmit its instructions to the Custodian via FAX.

Transmissions via FAX will be sequentially numbered, contain an authorized signature, and include at least the data elements as described above.

Verbal instructions are only accepted in emergency cases, and will subsequently be documented by hard copy notification.


      5.3. CANCELLATIONS/AMENDMENTS
Cancellation of prior transactions will be separately communicated using either the primary or secondary method. A cancellation instruction received after a deadline will be acted upon by both Custodian and the Agent on a reasonable best-efforts basis before the close of the relevant depository. Amendments to existing instructions are performed by transmitting a cancellation and a new instruction.



6.    INSTRUCTION TRANSMISSION DEADLINES
Transmission of instructions from the Agent will begin after 7.00 a.m. EST. The tables attached in Exhibit B-B below sets forth the deadlines for transmission of instructions to the Custodian. All instructions sent after the deadline will be executed on a reasonable best-efforts basis up until the applicable depository cutoffs.




7.    COLLATERAL
The collateral account for Client will be under the custody and control of Agent. Agent accepts full responsibility for collateral management and adequacy as stated in the Securities Lending Authorization between Client and Agent.



8.    LOAN RECALL PROCESS
Loan recalls are the sole responsibility of the Agent. The Client will be responsible for instructing the Agent to recall securities from loan. Recall instructions should be sent to the staff members at the Agent listed in Section 3.2 above.

Client agrees to notify the Agent of recalls of international securities from loan for sale settlement. Due to time zone differences and trade instruction flows this notice may not be received by close of business on trade date in the local trading market.

Custodian requires a notice of each recall. Such recall notice must be clearly identified as a loan return notice and must include all information as listed in Section 5.1.

As an additional precaution, Custodian will provide sale trade information of which it has notice by updating Client positions on the INFORM system on a reasonable efforts basis. Such information will be otherwise made available to the Agent in accordance with the deadlines contained in Section 4. Agent may view INFORM on an intra-day basis for any pending trades received by Custodian and input to this system on a reasonable efforts basis.

Notwithstanding any responsibility of the Custodian pursuant to the Custody Agreement, Custodian accepts no liability whatsoever for any settlement failure that occurs because a security is on loan or the loan recall itself fails.



9.    MONITOR SETTLEMENTS

      9.1. FAIL NOTIFICATION

           9.1.1.    LENDING TRANSACTIONS
The Custodian and Agent staff members agree to contact each other on a reasonable best-efforts basis to resolve any failing securities lending-related deliveries or return transactions before the close of the relevant depository.



      9.2. LATE SALE SETTLEMENTS AND MARKET BUY-INS

If a security that is on loan is sold by the Client, it may not be returned in time for the settlement of the sale. As a result, the Client's account may incur overdraft charges.

If the deadlines in Section 6 are adhered to by the Custodian and the Client, the Agent will be solely responsible for overdraft charges dating from the expiration of the recall period through the date of actual settlement.



Buy-ins will be coordinated between the Client's investment manager, the Agent's contacts in Section 3.2, and the borrowing counterparty. The Custodian's contacts in Section 3.1 will be notified at such time of the procedures for buy-ins.

      9.3. ON-LOAN POSITION RECONCILIATION

If the availability feed provides such information, the Agent will conduct internal reconciliation's of on-loan positions based on the Custodian's availability feed as stated in Section 4 above. Any positions breaks will be relayed to the Custodian's contacts in Section 3.1 before close of business (5 p.m. EST), where the relevant party will then conduct research to resolve these breaks as soon as possible. The reconciliation report will also be made available to the Custodian upon request.



10.   CORPORATE ACTIONS


      10.1.DEFINITION OF TERMS
RECORD DATE is the date where the holder of the security is considered by the issuer to be the holders of record.

MARKET  EXPIRATION  DATE  is  the  final  deadline  for  submitting
instructions   to  the  company  or  their  appointed  agent  on  a
voluntary corporate action.

CUSTODIAN DEADLINE DATE is the deadline date by which responses on voluntary corporate actions must be received by the Custodian.

EXPIRATION DATE ACTION is an action whose resulting entitlement is based on the security position on market expiration date.

      10.2.MANDATORY CORPORATE ACTIONS
Mandatory corporation actions in the form of stock splits, cusip changes etc. will be updated by the Custodian. The Custodian will record and monitor corporate action settlements based on the total entitlement date position of the account, provided, however, that Client leaves at least one security unit in Client's account(s) at Custodian. Custodian will contact the
Agent by  telephone  to verify the  eligibility  of the position on loan to the entitlement and the Agent must send custodian a confirmation thereof by SWIFT. Upon confirmation of market settlement for the corporate action, the Custodian will increase the on loan position to reflect the entitlement expected from the borrower via the Agent. The resulting changes in the availability feed and on loan file will provide the Agent with notification that such corporate actions have taken place.


           10.2.1.   PAYMENTS
SHARES:
The Agent will make appropriate changes to loan records to reflect the increase in shares on loan to the borrower as a result of the corporate action.

CASH:
Custodian will book cash credits arising out of the loaned position to the Client's account with the same value that it used for the Client's position that remains in custody at Custodian.

For credits prior to the allocation date, Custodian will send an instruction to the Agent with the payment details.

For debits, prior to the allocation date, the Agent must send
Custodian an instruction with the payment details by Custodian's required deadline.

The Agent must ensure that funds are received with good value.
If Custodian does not receive funds two Business Days after payment date, Custodian reserves the right to reverse the entries with back value. If funds are not received with good value, Custodian will adjust the posting in the Client's account with Custodian and follow its usual and customary claim procedures.

In case of reversals or adjustments, the Client assumes full responsibility for foreign exchange exposure resulting from such reversal or adjustments.


      10.3.VOLUNTARY CORPORATE ACTIONS

           10.3.1    OVERVIEW

The Custodian and the Agent will follow the general process below:

1. The Custodian publishes corporate action notifications to the Client and Agent indicating the in-vault and on-loan position from the Custodian's records, provided, however, that Client leaves at least one security unit in Client's account at Custodian.
2. The Client advises Custodian of the action to be taken on the entire position.
3. The Client advises the Agent of the action to be taken on the position on loan.
4. The Custodian processes the corporate action per its custody procedures for the securities in the account.
5. The Agent advises the Custodian of any proceeds (cash or securities) from corporate action events on the loaned position per the Client's election.


           10.3.2.   NOTIFICATION PROCEDURES AND DEADLINES
The Client will forward its responses on voluntary corporate actions to the Custodian and Agent according to current custody notification procedures.

If the Custodian or Agent receives no corporate action instruction or an incomplete instruction, Custodian or Agent will take no action on behalf of the Client and will not have any liability for claims resulting therefrom.

           10.3.3.   RETURNS FOR CORPORATE ACTION PROCESSING
The Client or the Custodian may instruct a return of loaned securities for the purpose of allowing the Client to participate in a corporate action based on Clients in-custody position in accordance with the deadlines as indicated in each specific event notification.


           10.3.4.   SPECIALIZED   PROCESSING  ON  CERTAIN   ACTION
                TYPES (I.E. PROXIES, DISSENTER'S RIGHTS, CONSENTS WITH CASH CONSIDERATION, DIVIDEND REINVESTMENTS)

The Client will lose the right to vote or dissent on an action with a record date for securities on loan over Record Date (if applicable).

If the Client wishes to vote on an action, the Client must instruct the Agent directly to recall securities from loan prior to Record Date. Notification deadlines will be in accordance with those set forth in Section 6 above.

In cases where consent actions offer payments in consideration of the shareholder consent, it is typical for the Client to lose any rights to receive consent payments unless the Client has instructed a recall or made other arrangements with the Agent and its borrowers.

In cases of Dividend Reinvestment Programs, the Client will typically receive cash for shares on loan.

All other forms of specialized processing should be dealt with on a case-by-case between the parties listed in Section 3.


           10.3.5.   PAYMENTS

SHARES:
The Custodian will record and monitor corporate action settlements based on the Client's election. Upon confirmation of market settlement for the corporate action, the Custodian will increase the on loan position to reflect the entitlement expected from the borrower via the Agent. The Agent will make appropriate changes to loan records to reflect the increase in shares on loan to the borrower as a result of the corporate action.

CASH:
Custodian will book cash credits arising out of the loaned position to the Client's account with the same value that it used for the Client's position that remains in custody at Custodian.

For credits prior to the allocation date, Custodian will send an instruction to the Agent with the payment details.

For debits, prior to the allocation date, the Agent must send
Custodian an instruction with the payment details by Custodian's required deadline.

The Agent must ensure that funds are received with good value.
If Custodian does not receive funds two Business Days after payment date, Custodian reserves the right to reverse the entries with back value. If funds are not received with good value, Custodian will adjust the posting in the Client's account with Custodian and follow its usual and customary claim procedures.

In case of reversals or adjustments, the Client assumes full responsibility for foreign exchange exposure resulting from such reversal or adjustments. .


11.   INCOME COLLECTION

      11.1.PRE-ADVICE OF INCOME

The Agent will  pre-advise  the  Custodian  before 9:30 A.M. EST on
income   payments   according  to  the  market  wire  deadlines  as
indicated in Exhibit B-B.

The pre-advice will include the following information: security name, asset identifier, record date, payable date, share amount, net amount due, credit date, value date, Client account number ex-date, currency of payment, gross income rate and any relevant references. The pre-advice should be sent to the attention of the Custodian's staff listed in Section 3.

The Client's accounts will be pre-posted in accordance with Custodian's usual and customary pre-posting procedures.


      11.2.PAST DUE INCOME PAYMENTS

The Client will make available to the Agent any past-due income. Interest compensation claims may be made against the Agent on a monthly basis.

      11.3.MONTHLY REVENUE

Securities Lending revenue will be paid monthly via Fed wire to the Client's account by the 10th business date of the following month. A pre-advice will be sent by the Agent per Section 11.1 above.
11.4. INCOME PAYMENT INSTRUCTIONS

Please  refer  to  Exhibit  B-B  for  Cash  Correspondent   payment
instructions.  All payments should reference:
"For  Department   NYD/  Agent  Lending".   Payments  will  include
payment security details.


      11.5.FEE SCHEDULE
The Agent will reimburse the Custodian for transaction charges directly incurred from the movement of securities and cash as a result of securities lending activities. The Custodian will send the Agent a monthly request for payment before 15th business date of the following month. Payment will be made by the Agent before 30th business day. Charges will be according to the fee schedule attached hereto as Exhibit C-C, unless otherwise specified. Custodian and Agent will review the transactional charges for reasonableness after one year from the date of execution of this agreement.


EXHIBIT A-A - AUTHORIZED SIGNATURE LIST

      The following members at the Agent are authorized to instruct the Custodian to deliver or receive securities for the Client's account(s), pursuant to a Securities Lending Authorization agreement signed between the Client and the Agent dated as of May 30, 2003. This list will supplement, not replace, any previous similar lists unless otherwise notified. This list may be subject to change upon notification by the Agent.

      INTERNATIONAL SECURITIES LENDING
      [Signature]
      [Name]
      [Phone, Fax]
      [Email]

      [Signature]
      [Name]
      [Phone, Fax]
      [Email]

      [Signature]
      [Name]
      [Phone, Fax]
      [Email]

EXHIBIT B-B - STANDING SETTLEMENT INSTRUCTIONS BY MARKET


------------------------------------------------------------------------
CASH CORRESPONDENT FUNDING
DETAILS
------------------------------------------------------------------------
------------------------------------------------------------------------
MARKET    ISO    ACCOUNT NAME   ACCOUNT  CASH CORRESPONDENT  CASH
  NAME    CURRENCY               NUMBER         NAME         CORRESPONDENT
          CODE                                                  BIC
------------------------------------------------------------------------
------------------------------------------------------------------------
Australia AUD  The Bank of New  3100-17  National Australia  NATAAU3303X
                York, Brussels             Bank, Melbourne
------------------------------------------------------------------------
------------------------------------------------------------------------
 Austria  EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
 Belgium  EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
 Canada   CAD  The Bank of New  210-654-0   Royal Bank of     ROYCCAT2
                York, Brussels             Canada, Toronto
------------------------------------------------------------------------
------------------------------------------------------------------------
 Denmark  DKK  The Bank of New  3996        Danske Bank,      DABADKKK
                York, Brussels  053 318      Copenhagen
                    Branch
------------------------------------------------------------------------
------------------------------------------------------------------------
 Finland  EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
 France   EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
 Germany  EUR  The Bank of New  922        Deutsche Bank,     DEUTDEFF
                York, Brussels  1292 00       Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
Hong Kong HKD  The Bank of New  511-564437-0Hongkong and      HSBCHKHH
                York, Brussels            Shanghai Banking
                                          Corporation, Hong
                                                Kong
------------------------------------------------------------------------
------------------------------------------------------------------------
  Italy   EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
  Japan   JPY  The Bank of New  653-0431-656   Bank of        BOTKJPJT
                York, Brussels            Tokyo-Mitsubishi
                                             Ltd, Tokyo
------------------------------------------------------------------------
------------------------------------------------------------------------
LuxembourgEUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
 Mexico   MXN  The Bank of New  0072927289Banco Nacional de  CITIUS33MER
                York, Brussels            Mexico (Banamex),
                                             Mexico City
------------------------------------------------------------------------
------------------------------------------------------------------------
NetherlandEUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
New       NZD    Bank of New     633330  National Australia  NATANZ22XXX
 Zealand           Zealand               Bank New Zealand -
                (BKNZNZ22XXX)             National Nominees
                 in favour of                    Ltd
                   National
                 Nominees Ltd
                (NATANZ22XXX,
                     A/C
               020160-0414317-00)
                 for further
                credit to The
                 Bank of New
                York, Brussels
------------------------------------------------------------------------
------------------------------------------------------------------------
 Norway   NOK  The Bank of New  7002 02   Den norske Bank,    DNBANOKK
                York, Brussels   09176          Oslo
------------------------------------------------------------------------
------------------------------------------------------------------------
Portugal  EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
Singapore SGD  The Bank of New  101-399-624United Overseas   Securities
                York, Brussels             Bank, Singapore   and
                                                             securities
                                                             related
                                                             payment
                                                             messages:
                                                             UOVBSGSGCSD
                                                             Non-securities
                                                             related
                                                             payment
                                                             messages:
                                                              UOVBSGSG
------------------------------------------------------------------------
------------------------------------------------------------------------
South     ZAR  The Bank of New  7112768   Standard Bank of    SBZAZAJJ
 Africa         York, Brussels              South Africa,
                 as Custodian               Johannesburg
                and Trustees,
               Custody Account
                     No 2
------------------------------------------------------------------------
------------------------------------------------------------------------
  Spain   EUR   See Germany / Deutsche
                    Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
 Sweden   SEK  The Bank of New  5201 85     Skandinaviska     ESSESESS
                York, Brussels   157 56   Enskilda Banken,
                                              Stockholm
------------------------------------------------------------------------
------------------------------------------------------------------------
SwitzerlanCHF  The Bank of New  0835-0596251Credit2Suisse    CRESCHZZ80A
                York, Brussels              First Boston,
                                               Zurich
------------------------------------------------------------------------
------------------------------------------------------------------------
United    GBP  The Bank of New  153826-8260The Bank of New   IRVTGB2X
 Kingdom        York, Brussels              York, London     Sort Code
                                                              70-02-25
------------------------------------------------------------------------
------------------------------------------------------------------------
United    EUR   See Germany / Deutsche
 Kingdom            Bank, Frankfurt
------------------------------------------------------------------------
------------------------------------------------------------------------
United    USD    See United States / The Bank of New York,
 Kingdom                         New York
------------------------------------------------------------------------
------------------------------------------------------------------------
United    USD  The Bank of New  8900285451 The Bank of New    IRVTUS3N
 States             York,                  York, New York
                   Brussels
                ABA # 021 000
                     018
                F/C account #
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
Copyright 2003 The Bank of New York. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of publication.  The Bank of New York does not accept any liability for losses either direct or consequential caused by the use of this information. The Bank of New York is neither making any investment recommendation nor is it providing any professional or advisory services relating to the activities described herein. The information contained herein is provided for your exclusive benefit and use. Except for internal distribution, the information shall not be further distributed or duplicated in whole or in part by any means without the prior written consent of The Bank of New York.
------------------------------------------------------------------------










(PAGE)


                                 SECURITIES & CASH DEADLINES
                                 (ALL TIMES ARE NEW YORK TIME)
                                     April 29,
                                          2003
            VALID UP TO OCTOBER 26, 2003
            UNLESS OTHERWISE ADVISED

                                              ----------------------------------
                                              ----------------------------------
                                               CHANTRADE         DEADLINES
----------------------------------------------             ---------------------
----------------------------------------------             ---------------------
COUNTRY     INSTRUMENTS          TRANSACTIONS     CYCLE **  SECURITIES   CASH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Australia   Government Bonds     All                  T +3  SD -1 1000 VD -11200
            Equities             All                  T +3  SD -1 1000 VD -11200
            Money Market (T,     All                  T +3  SD -1 1000 VD -11200
            T+1 or T+3)
Austria     All                  All                  T +3  SD -1 1500 VD -11700
Belgium     Equities EMSS        All                  T +3  SD -1 1500 VD -11700
            Equities Non-EMSS    All                  T +3  SD -2 1500 VD -11700
            Bonds and MMI's      All                  T +3  SD -1 1500 VD -11700
Canada      Equities             All                  T +3  SD -1 1200 VD   1400
            Long Bonds           All                  T +3  SD -1 1200 VD   1400
            Short Term Bonds     All                  T +2  SD    1030 VD   1400
            Money Market         All                  T     SD    1030 VD   1400
Denmark     All                  Free                 T +3  SD -1 1600
            All                  Against              T +3  SD -2 1500 VD -11700
                                 Payment
Finland     Equities             All                  T +3  SD -2 1600 VD -11700
            Bonds & T-Bills      All                  T +2  SD -2 1500 VD -11700
France      Relit +              All                  T +3  SD -1 1500 VD -11700
            RGV                  All                  T +3  SD -1 1600 VD -11700
Germany     STD (Standard        All                  T +2  SD -1 0800 VD -11700
            Settlement  - with
            matching)
            SDS (Same Day        All                  T +2  SD -1 1600 VD -11700
            Settlement -
            without matching)
            Registered shares    All                  T +2  SD -6 1600*VD -11700
            (Physical)
Hong Kong   Equities (w/o        All                  T +2  SD -1 0900 VD -11200
            prematching)
            Equities (with       All                  T +2  SD -2 1500 VD -11200
            prematching)
            Equities (Realtime   Deliveries           T +2  SD -1 0900 VD -11200
            DVP)
            Bonds & Money        All                  T +1  SD -1 0900 VD -11200
            market physical(T
            or T+1)
            Bonds & Money        All                  T +1  SD -1 0900 VD -11200
            market CMU (T or
            T+1)
Italy       Stock Exchange       All                  T +3  SD -2 1600 VD -11700
            OTC                  Against              T +3  SD -1 1600 VD -11700
                                 Payment
            OTC                  Free of              T +3  SD -1 1700
                                 Payment
Japan       Equities, Corp       All                  T +3  SD -1 0800 VD -11200
            Bonds (incl.
            Convert Bonds) and
            MMI
            Government Bonds     All                  T +3  SD -3 1600 VD -11200
            (JGB's)
            Equities (Physical)  All                  T +3  SD -2 1600 VD -11200
            - Convertible Bonds
            (Physical)
Luxembourg  All                  All                  T +3  SD -2 1500 VD -11700
Mexico      Equities             All                  T +2  SD    1200 VD   1400
            Bonds                All                  T +1  SD    1200 VD   1400
Netherlands All                  Against              T +3  SD -1 1600 VD -11700
                                 Payment
New Zealand All (unlisted bonds  All                  T +3  SD -2 1500 VD -11000
            T+2) with
            prematching
            All (unlisted bonds  All                  T +3  SD -1 0800 VD -11000
            T+2) w/o prematching
Norway      Equities/Bonds       All                  T +3  SD -1 0900 VD -11700
            Money Market         All                  T +1  SD -1 0900 VD -11700
Portugal    All - Stock Exchange All                  T +3  SD -1 0900 VD -11700
            Equities - OTC       Free Of              T +3  SD    1000
                                 Payment
            Equities - OTC       Against              T +3  SD -1 1500 VD -11700
                                 Payment
            Bonds - OTC          All                  T +3  SD -1 1500 VD -11700
Singapore   All                  All                  T +3  SD -1 1500 VD -11700
South       Equities (Demat      All                  T +5  SD -4 1500 VD -11600
Africa (1)  Rolling settlement)
            - ON Market
            Equities (Demat      All                  T +5  SD -3 1500 VD -11600
            Rolling settlement)
            - OFF Market
            Equities (Physical   All                  T +6  SD -2 1500 VD -11600
            Tuesday settlement)
            Bonds                All                  T +3  SD -2 1500 VD -11600
            Money Market         All                  T +3  SD -1 1500 VD -11600
            insruments
Spain       Equities (1st cyxle) Against              T +3  SD -1 0800 VD -11700
                                 Payment
            Equities (2nd cycle) Against              T +3  SD -1 1500 VD -11700
                                 Payment
            Equities (with no    Free                 T +3  SD    0800
            change of
            registration name)
            Government &         All                  T +3  SD -2 1500 VD -11700
            Corporate Debts
            (1st cycle)
            Government &         All                  T +3  SD -1 1500 VD -11700
            Corporate Debts
            (2nd cycle) for
            trades above
            EUR500,000
Sweden      Equities, Bonds &    All                  T +3  SD -2 1600 VD -11700
            MMI
            Bonds + MMI (T+1)    All                  T +1  SD -2 1700*VD -11700
Switzerland All                  Against              T +3  SD -1 1500 VD -11700
                                 Payment
            All                  Free Of              T +3  SD -1 1700
                                 Payment
United      Equities and         All                  T +3  SD -2 1600 VD -11700
Kingdom     Corporate Bonds
            (CREST) (4)
            Equities and         All                  T +3  SD -3 1600 VD -11700
            Corporate Bonds
            (non-CREST)
            UK Gilts (CREST),    All                  T +1  SD -1 1700 VD -11700
            MMIs (CMO) (6)
            UK Gilts (CREST),    All                  T     SD    0800 VD -11700
            MMIs (CMO) - T+0
            only
            MMIs (Physical in    All                  T +1  SD -1 1700 See GBP,
            GBP/EUR/USD)                                               USD, EUR
            MMIs (Physical in    All                  T     SD    0800 See GBP,
            GBP/EUR/USD) - T+0                                         USD, EUR
            only
            UK Unit Trusts and   Receipts             T +5  SD -3 1400 VD -11700
            OEICs
            UK Unit Trusts and   Deliveries           T +8  SD -6 1400 VD -11700
            OEICs
United      DTC - Institutional  All                  T +3  SD -1 1100 VD   1500
States      Delivery
            DTC - Non-IID        All                  T +3  SD    0900 VD   1500
            DTC - SDFS           All                  T     SD    1330 VD   1500
            Federal Reserve      All                  T     SD    1330 VD   1500
            (U.S. Gov't
            Securities)
            Money Market -       All                  T     SD    1300 VD   1500
            Physical
            Money Market -       Receipts             T +1  SD    1300 VD   1500
            Issuer-Held Paper
            Money Market -       Deliveries           T +1  SD    1000 VD   1500
            Issuer-Held Paper

          * Securities Settlement must be
            negotiated (if possible)
         ** Trade cycle can often be negotiated. Cfr Securities Market Report and subsequent Netinfos for accurate information.
        (1) Not or only partially rolling settlement market. ("Trade Cycle" field used for the purpose of setting deadlines).
        (2) Pre-Funding is
            required
        (3) Deadlines are set on a "T+" basis in the market. Above deadline must be adapted accordingly if settlement cycle is longer than 3 days.
        (4) Banks being closed on Fridays, instructions due to settle on Mondays must be sent one day earlier.
        (5) If splitting of certificate is required, instructions should be sent 3 hours earlier.
        (6) Euroclear A currencies are : ARS CAD CHF DKK EEK EMU currencies EUR GBP HUF MXN NOK PLN SEK USD ZAR
        (7) Euroclear external transactions deadlines are listed on separate sheet
        (8) Actual settlement cycle is T+7 Calendar days
        (9) Please refer to
            NetInfo for
            deadlines during
            summer




                             FRANCE


SECURITY SETTLEMENT INSTRUCTIONS             CASH CORRESPONDENT

BNP PARIBAS                                  DEUTSCHE BANK
PARIS                                        FRANKFURT
CUSTODY A/C # - PER BENEFICIAL OWNER         THE BANK OF NEW YORK,
                                             BRUSSELS
                                             CASH A/C #: 922
                                             1292 00
                                             FFC:CUSTODY A/C NAME & NUMBER



---------------------------------------------------------------------------


---------------------------------------------------------------------------
 293130  Dreyfus Premier Worldwide Growth          45181P          15%
         Fund, Inc.
---------------------------------------------------------------------------
 097665  Dreyfus Premier International Growth      44986H          15%
---------------------------------------------------------------------------
 098796  Dreyfus Variable Investment
         Fund-Int'l Equity Port.                   45379U          15%
---------------------------------------------------------------------------


*** THE OTHER DREYFUS ACCOUNTS ARE OMNIBUS ACCOUNT AT BNP
PARIBAS




                                ITALY


SECURITY SETTLEMENT INSTRUCTIONS                        CASH CORRESPONDENT

BANCA INTESA                                            DEUTSCHE BANK
CAVEAU TITOLI                                           FRANKFURT
VIA LANGHIRANO, 1                                       BANK OF NEW YORK,
                                                        BRUSSELS
43100 PARMA                                             CASH A/C #  922
                                                        1292 00
CUSTODY A/C # - PER BENEFICIAL OWNER                    FFC: CUSTODY
                                                        A/C
                                                        NAME & NUMBER



----------------------------------------------------------------------


======================================================================
----------------------------------------------------------------------
 293130  Dreyfus Premier Worldwide Growth Fund, Inc.    009719800812
----------------------------------------------------------------------
 098414  Dreyfus Growth and Value Funds, Inc.-Dreyfus   009719800340
         International Value
----------------------------------------------------------------------
 097716  Dreyfus Int'l Funds Inc. - Dreyfus Premier
         Emerging Markets Fund                          009719801216
----------------------------------------------------------------------
 097757  Dreyfus Investment Portfolio-Founders
         International Equity                           009719801761
----------------------------------------------------------------------
 097759  Dreyfus Investment Portfolio-Founders Passport
         Portfolio                                      009719801754
----------------------------------------------------------------------
 097665  Dreyfus Premier International Growth           009719800336
----------------------------------------------------------------------
 097901  Dreyfus Premier International Value Fund       009719801511
----------------------------------------------------------------------
 098796  Dreyfus Variable Investment Fund-International
         Equity Port.                                   009719800648
----------------------------------------------------------------------
 097682  Dreyfus Variable Investment Fund-International
         Value Port.                                    009719800542
----------------------------------------------------------------------
 097912  Dreyfus Premier European Equity Fund           009719801852
----------------------------------------------------------------------




                                NORWAY


SECURITY SETTLEMENT INSTRUCTIONS                         CASH CORRESPONDENT

DEN NORSKE BANK                                          DEN NORSKE
                                                         BANK
OSLO                                                     OSLO
CUSTODY A/C # - PER BENEFICIAL OWNER                     BANK OF NEW YORK,
                                                         BRUSSELS
                                                         CASH A/C #
                                                         70020209176
                                                         FFC: CUSTODY
                                                         A/C NAME &
                                                         NUMBER



------------------------------------------------------------------------


========================================================================
------------------------------------------------------------------------
 098414  Dreyfus Growth and Value Funds, Inc.-Dreyfus     050050039036
         International Value
------------------------------------------------------------------------
 097757  Dreyfus Investment Portfolio-Founders            050050057632
         International Equity
------------------------------------------------------------------------
 097759  Dreyfus Investment Portfolio-Founders Passport
         Portfolio                                        050050057483
------------------------------------------------------------------------
 097901  Dreyfus Premier International Value Fund         050050053573
------------------------------------------------------------------------
 098796  Dreyfus Variable Investment Fund-International
         Equity Port.                                     050050030795
------------------------------------------------------------------------
 097682  Dreyfus Variable Investment Fund-International
         Value Port.                                      050050042253
------------------------------------------------------------------------
 097665  Dreyfus Premier International Growth             050051926876
------------------------------------------------------------------------
 097912  Dreyfus Premier European Equity Fund             050050058945
------------------------------------------------------------------------



                                SWEDEN


SECURITY SETTLEMENT INSTRUCTIONS                         CASH CORRESPONDENT

SKANDINAVISKA ENSKILDA BANKEN                           SKANDINAVISKA ENSKILDA
                                                        BANKEN
SEB MERCHANT BANKING                                    STOCKHOLM
SECURITIES SERVICES                                     BANK OF NEW YORK,
                                                        BRUSSELS
RISSNELEDEN 110, R A5                                   CASH A/C #  5201-8515756
SE-106 40 STOCKHOLM                                     FFC: CUSTODY
                                                        A/C NAME &
                                                        NUMBER
CUSTODY A/C # - PER BENEFICIAL OWNER


------------------------------------------------------------------------


========================================================================
------------------------------------------------------------------------
 293130  Dreyfus Premier Worldwide Growth Fund, Inc.      01001242998
------------------------------------------------------------------------
 098414  Dreyfus Growth and Value Funds, Inc.-Dreyfus     01002817218
         International Value
------------------------------------------------------------------------
 097757  Dreyfus Investment Portfolio-Founders
         International Equity                             01002922356
------------------------------------------------------------------------
 097759  Dreyfus Investment Portfolio-Founders Passport
         Portfolio                                        01002922356
------------------------------------------------------------------------
 097665  Dreyfus Premier International Growth             01002064384
------------------------------------------------------------------------
 097901  Dreyfus Premier International Value Fund         01001242998
------------------------------------------------------------------------
 098796  Dreyfus Variable Investment Fund-International
         Equity Port.                                     01002301084
------------------------------------------------------------------------
 097682  Dreyfus Variable Investment Fund-International
         Value Port.                                      01002817196
------------------------------------------------------------------------
 097912  Dreyfus Premier European Equity Fund             01002948894
------------------------------------------------------------------------



(PAGE)


                            EXHIBIT C-C



       THIRD PARTY SECURITIES LENDING CUSTODIAN FEE SCHEDULE
                                FOR
                       THE DREYFUS FAMILY OF
                    FUNDS LISTED ON SCHEDULE I


A.    LOAN PROCESSING FEES

5     Basis points per annum on the average daily  outstanding loan value.


      Applicable local market transaction charges plus $10.00 on each loan open and loan close transaction.





B.    BILLING CYCLE
      Monthly

      *These fees assume electronic instruction entry.